                           MERIDIAN INDUSTRIAL TRUST
                            SUPPLEMENTAL INFORMATION
                                  JUNE 30, 1998






--------------------------------------------------------------------------------



     MERIDIAN INDUSTRIAL TRUST
     455 Market Street, 17th Floor, San Francisco, California  94105
     (415) 281-3900
     http://www.MIT-REIT.com

                           MERIDIAN INDUSTRIAL TRUST
                               TABLE OF CONTENTS

                                                                  Page
          Financial Highlights                                      1
          Consolidated Balance Sheets                               2
          Consolidated Statements of Operations                     3
          Funds From Operations                                     4
          Portfolio Summary                                         5
          Leasing Activity and Lease Expirations                    6
          Fifteen Largest Tenants                                   7
          Investment Summary                                        8
          Property Acquisitions and Divestitures                    9
          Completed Developments                                   10
          Land Acquisitions and Land Inventory                     11
          Properties Under Development                             12
          Capital Structure                                        13
          Debt Summary                                             14



This Supplemental Information report contains statements which constitute forward looking information regarding the (i) potential acquisitions and property developments by the Company; (ii) trends affecting the Company's financial condition or results of operations; and (iii) the Company's growth strategy, operating strategy and financing strategy. The Company's actual results may differ significantly from the results discussed in the forward looking statements. Certain factors that might cause such a difference are disclosed in the Company's filings with the Securities and Exchange Commission.

                            MERIDIAN INDUSTRIAL TRUST
                              Financial Highlights
            For the Three and Six Months Ended June 30, 1998 and 1997
                                    Unaudited
                        (IN THOUSANDS, EXCEPT SHARE DATA)




                                                         THREE MONTHS ENDED JUNE 30,    SIX MONTHS ENDED JUNE 30,
                                                         ---------------------------    -------------------------
                                                              1998          1997            1998          1997
                                                         ------------   ------------    -----------   -----------
Revenues                                                  $    29,878   $    13,017     $    56,921   $    24,868
Net Income Allocable to Common
                                                               11,945         2,186          21,418         6,267
Funds From Operations Allocable to Common (1)
                                                               16,222         6,768          31,414        13,111
PER SHARE FUNDS FROM OPERATIONS ALLOCABLE TO COMMON (1):
  Basic                                                   $      0.54   $      0.50     $      1.04   $      0.96
  Diluted                                                 $      0.49   $      0.42     $      0.95   $      0.80
Dividends per Common Share                                $      0.33   $      0.29     $      0.66   $      0.58
RATIOS:
  Interest Coverage Ratio (2)                                     3.8           4.1             4.0           4.5
  Funds From Operations Payout Ratio (1)                         66.0%         68.7%           68.2%         70.9%


                                                                                        AS OF JUNE 30,   AS OF DEC. 31,
                                                                                             1998             1997
                                                                                        --------------   --------------
ASSETS:
  Investments in Real Estate Assets Before Accum. Depreciation                          $      995,856   $      844,739
  Total Assets                                                                               1,072,258          863,512

CAPITALIZATION (3):
  Mortgage Loans                                                                        $       97,674   $       76,597
  Unsecured Debt                                                                               305,905          180,609
                                                                                        --------------   --------------
    Total Debt                                                                          $      403,579   $      257,206
                                                                                        --------------   --------------

Total Shares Outstanding                                                                    32,876,684       32,438,389
Common Share Market Price                                                               $        23.00   $        25.50
Equity Value                                                                            $      806,164   $      827,179

Total Market Capitalization                                                             $    1,209,743   $    1,084,385
                                                                                        --------------   --------------
                                                                                        --------------   --------------
Debt/Total Market Capitalization                                                                  33.4%            23.7%


(1)  See Funds From Operations schedule on page 4.
(2) Funds From Operations plus interest expense divided by interest expense. Interest expense excludes amortization of deferred loan fees.
(3) Includes 2,000,000 shares of Series D Redeemable Preferred Stock valued at $50,000 and 453,375 limited partnership units which are convertible to Common Stock as of June 30, 1998. See summary of capital structure on page 13.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 1 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                            Consolidated Balance Sheets
                     As of June 30, 1998 and December 31, 1997
                                   (IN THOUSANDS)



ASSETS                                                                        JUNE 30, 1998         DECEMBER 31, 1997
                                                                               (UNAUDITED)              (AUDITED)
                                                                           -------------------      -----------------
INVESTMENT IN REAL ESTATE ASSETS:
  Rental Properties Held for Investment                                    $           974,076      $         813,389
  Less: Accumulated Depreciation                                                       (23,912)               (14,374)
  Rental Properties Held for Divestiture                                                   267                  9,492
                                                                           -------------------      -----------------
                                                                                       950,431                808,507
Investment in Unconsolidated Joint Venture                                              21,500                 21,500
                                                                           -------------------      -----------------
TOTAL INVESTMENT IN REAL ESTATE ASSETS                                                 971,931                830,007
OTHER ASSETS:
  Investments in and Advances to Unconsolidated Subsidiaries                            46,019                      -
  Cash and Cash Equivalents                                                             10,701                  8,847
  Restricted Cash and Cash Held in Escrow                                                7,031                 11,267
  Accounts Receivable, Net                                                               4,837                  3,460
  Capitalized Loan Fees, Lease Commissions and Other Assets, Net                        31,739                  9,931
                                                                           -------------------      -----------------
TOTAL ASSETS                                                                $        1,072,258      $         863,512
                                                                           -------------------      -----------------
                                                                           -------------------      -----------------

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Unsecured Notes, Net                                                      $          160,105      $         160,109
  Mortgage Loans, Net                                                                   97,674                 76,597
  Unsecured Credit Facility                                                            145,800                 20,500
  Accrued Dividends Payable                                                             10,723                  9,473
  Accounts Payable, Prepaid Rent, Tenant Deposits and Other Liabilities                 22,439                 21,562
                                                                           -------------------      -----------------
TOTAL LIABILITIES                                                                      436,741                288,241
                                                                           -------------------      -----------------

MINORITY INTEREST IN CONSOLIDATED LIMITED PARTNERSHIPS                                  17,024                  5,132
                                                                           -------------------      -----------------

STOCKHOLDERS' EQUITY:
  Series B Preferred Stock at $0.001 par value                                               2                      2
  Series D Preferred Stock at $0.001 par value                                               2                      -
  Common Stock at $0.001 par value                                                          31                     30
  Additional Paid-in Capital                                                           621,912                574,848
  Distributions in Excess of Income                                                     (3,454)                (4,741)
                                                                           -------------------      -----------------
TOTAL STOCKHOLDERS' EQUITY                                                             618,493                570,139
                                                                           -------------------      -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $        1,072,258      $         863,512
                                                                           -------------------      -----------------
                                                                           -------------------      -----------------


                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 2 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                       Consolidated Statements of Operations
             For the Three and Six Months Ended June 30, 1998 and 1997
                                     Unaudited
                                   (IN THOUSANDS)



                                                              THREE MONTHS ENDED JUNE 30,    SIX MONTHS ENDED JUNE 30,
                                                              ---------------------------    --------------------------

REVENUES:                                                         1998           1997            1998           1997
                                                              -----------    ------------    ------------   -----------
  Rentals from Real Estate Investments (1)                    $    28,393    $     12,870    $     54,653   $    24,564
  Interest and Other Income                                           427             147             528           304
  Income From Unconsolidated Subsidiaries and Joint Venture         1,058               -           1,740             -
                                                              -----------    ------------    ------------   -----------
TOTAL REVENUES                                                     29,878          13,017          56,921        24,868
                                                              -----------    ------------    ------------   -----------

EXPENSES:
  Interest                                                          5,888           2,160          10,480         3,784
  Property Taxes                                                    3,515           1,764           6,824         3,393
  Property Operating                                                2,263             956           4,262         2,042
  General and Administrative                                        2,087           1,350           3,976         2,501
  Depreciation and Amortization                                     5,467           2,211          10,470         4,216
                                                              -----------    ------------    ------------   -----------
TOTAL EXPENSES                                                     19,220           8,441          36,012        15,936
                                                              -----------    ------------    ------------   -----------

Income Before Minority Interest, Gain (Loss) on
  Divestiture of Properties and Extraordinary Item                 10,658           4,576          20,909         8,932

Minority Interest in Net (Income)                                   (158)               -            (247)            -
Gain (Loss) on Divestiture of Properties                            1,993            (877)          2,054          (448)
Extraordinary Item                                                      -            (808)              -          (808)
                                                              -----------    ------------    ------------   -----------
NET INCOME                                                    $    12,493    $      2,891    $     22,716   $     7,676


Less Preferred Stock Dividends Declared:
  Series B Preferred Stock                                           (536)           (705)         (1,286)       (1,409)
  Series D Preferred Stock                                           (12)               -            (12)             -
                                                              -----------    ------------    ------------   -----------
NET INCOME ALLOCABLE TO COMMON                                $    11,945    $      2,186    $     21,418   $     6,267
                                                              -----------    ------------    ------------   -----------
                                                              -----------    ------------    ------------   -----------


(1) Includes $956 and $449 for straight-line rents for the three months ended June 30, 1998 and 1997, respectively. Straight-line rents for the six months ended June 30, 1998 and 1997, were $1,893 and $851, respectively.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 3 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                               Funds From Operations
             For the Three and Six Months Ended June 30, 1998 and 1997
                                     Unaudited
                         (IN THOUSANDS, EXCEPT SHARE DATA)




                                                       THREE MONTHS ENDED JUNE 30,           SIX MONTHS ENDED JUNE 30,
                                                     -------------------------------      -------------------------------
                                                          1998             1997                1998             1997
                                                     --------------   --------------      --------------   --------------
NET INCOME                                           $       12,493   $        2,891      $       22,716   $        7,676
ADD (LESS):
  Real Estate Depreciation and Amortization                   5,576            2,192              10,562            4,179
  (Gain) Loss on Divestiture of Properties                   (1,993)             877              (2,054)             448
  Extraordinary Item                                              -              808                   -              808
  Minority Interest in Net Income                               158                -                 202                -
  Series D Preferred Stock Dividends                            (12)               -                 (12)               -
                                                     --------------   --------------      --------------   --------------
FUNDS FROM OPERATIONS ALLOCABLE TO COMMON (1)        $       16,222   $        6,768      $       31,414   $       13,111
                                                     --------------   --------------      --------------   --------------
                                                     --------------   --------------      --------------   --------------

PER SHARE FUNDS FROM OPERATIONS ALLOCABLE TO COMMON:
  Basic                                              $         0.54   $         0.50      $         1.04   $         0.96
  Diluted                                            $         0.49   $         0.42      $         0.95   $         0.80
Dividends per Common Share                           $         0.33   $         0.29      $         0.66   $         0.58
Funds From Operations Payout Ratio (2)                         66.0%            68.7%               68.2%            70.9%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                  30,182,754       13,598,756          30,180,624       13,597,570
  Diluted (3)                                            33,331,951       16,288,550          33,212,739       16,303,580


(1) The Company calculates funds from operations (FFO) in accordance with the white paper published by the National Association of Real Estate Investment Trusts, Inc. FFO means net income (loss), (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and divestiture of property, plus depreciation and amortization relating to real property, and after adjustment from unconsolidated partnerships and joint ventures.

(2) Includes quarterly dividends paid to Series B Preferred Stockholders of $0.33 per share and $0.31 per share in 1998 and 1997, respectively.

(3) The diluted weighted average common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock, stock options, warrants and limited partnership units had been converted into shares of Common Stock.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 4 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                               Portfolio Summary (1)
                                As of June 30, 1998



MARKET              NO. OF     OCCUPANCY      RENTABLE    % OF TOTAL       ANNUALIZED    % OF TOTAL
                  PROPERTIES     RATE       SQUARE FEET   SQUARE FEET      BASE RENT     BASE RENT
---------------   ----------   ---------    -----------   -----------    -------------   ----------
Atlanta                    7          97%     1,064,591           4.0%   $   5,524,652          5.6%
Boston                     1         100%       106,964           0.4%         481,338          0.5%
Chicago                   22          98%     2,655,926          10.0%      10,324,544         10.4%
Columbus                   7         100%     2,052,533           7.7%       6,077,079          6.1%
Dallas/Ft Worth           48          90%     5,358,942          20.2%      15,999,150         16.2%
Detroit                   13          89%       654,338           2.5%       2,903,560          2.9%
Houston                   10          98%     1,134,445           4.3%       3,726,292          3.8%
Indianapolis               1         100%       219,104           0.8%         724,428          0.7%
LA Basin                  54          96%     6,132,873          23.2%      25,639,945         25.9%
Las Vegas                  3         100%       612,495           2.3%       2,956,376          3.0%
Little Rock                2         100%       235,250           0.9%         599,642          0.6%
Memphis                   14          98%     2,229,353           8.4%       6,392,798          6.4%
Miami                      3          95%       219,379           0.8%       1,049,440          1.1%
Minneapolis                1         100%       100,000           0.4%         409,165          0.4%
New Jersey/I-95           10         100%       579,267           2.2%       2,325,386          2.3%
Orlando                    2         100%       362,160           1.4%       1,585,992          1.6%
Phoenix                    5         100%       587,105           2.2%       2,259,047          2.3%
Richmond                   2          99%       145,799           0.6%       1,416,385          1.4%
San Diego                  2         100%       191,451           0.7%       1,610,335          1.6%
Seattle                    1          59%       237,281           0.9%         836,732          0.8%
SF Bay Area                6          98%     1,489,928           5.6%       5,877,123          5.9%
St. Louis                  1         100%       126,642           0.5%         499,992          0.5%
                  ----------   ---------    -----------   -----------    -------------   ----------
Total                    215          96%    26,495,826         100.0%   $  99,219,401        100.0%
                  ----------   ---------    -----------   -----------    -------------   ----------
                  ----------   ---------    -----------   -----------    -------------   ----------



(1) Does not include properties under development and refrigerated distribution services.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 5 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                                Leasing Activity (1)
                  For the Three and Six Months Ended June 30, 1998



                                                           THREE MONTHS           SIX MONTHS
                                                       ENDED JUNE 30, 1998   ENDED JUNE 30, 1998
                                                       -------------------   -------------------
No. of Leases                                                 52                      86
Square Feet of Leases                                      1,110,208              2,165,632
Average Lease Term in Years                                  3.88                    3.96
Base Rent % Change                                           6.32%                  7.62%
Average TI's & LC's per SF                                   $1.23                  $1.30
Tenant Retention                                              82%                    73%

                                   LEASE EXPIRATIONS (2)
                                    AS OF JUNE 30, 1998


                                        % OF TOTAL                           % OF TOTAL
                   RENTABLE SQUARE      SQUARE FEET      ANNUAL BASE         ANNUAL BASE
     YEAR OF       FEET SUBJECT TO    REPRESENTED BY     RENTS UNDER     RENTS REPRESENTED BY
LEASE EXPIRATION   EXPIRING LEASES   EXPIRING LEASES   EXPIRING LEASES     EXPIRING LEASES
----------------   ---------------   ---------------   ---------------   ---------------------
     1998                1,970,959           8%              7,578,555             8%
     1999                3,257,675          13%             14,363,081            15%
     2000                3,328,395          13%             12,278,975            13%
     2001                3,339,016          13%             13,772,785            14%
     2002                2,730,127          11%             10,290,510            11%
     2003                1,558,762           6%              6,629,457             7%
     2004                  509,263           2%              2,243,012             2%
     2005                2,512,353          10%              7,876,882             8%
     2006                2,020,572           8%              7,339,961             8%
     2007                1,187,134           5%              4,975,751             5%
  Thereafter             2,596,084          11%              9,165,121             9%
                   ---------------   ---------------   ---------------   ---------------------
    Total               25,010,340         100%             96,514,090           100%
                   ---------------   ---------------   ---------------   ---------------------
                   ---------------   ---------------   ---------------   ---------------------


(1) Includes new and renewed leases for second generation space commenced during the period. Excludes two retail properties in Atlanta consisting of 384,875 square feet. Also, excludes month-to-month tenants.
(2) Excludes two retail properties in Atlanta consisting of 384,875 square feet, which were 91% occupied as of June 30, 1998. Month-to-month tenants are included as 1998 expirations.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 6 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                              Fifteen Largest Tenants
                                As of June 30, 1998



TENANT                            NUMBER OF   SQUARE FEET   % OF TOTAL    ANNUALIZED     % OF TOTAL
                                   LEASES        LEASED      PORTFOLIO   BASE RENT (1)    PORTFOLIO
-------------------------------   ---------   -----------   ----------   -------------   ----------
Sears Roebuck & Co.                   3         1,814,592       6.8%     $   4,966,448       5.0%
Freeman Decorating Co.                2           551,368       2.1%         2,216,712       2.2%
General Tire, Inc.                    2           632,790       2.4%         2,120,916       2.1%
S. C. Johnson & Son, Inc.             2           502,500       1.9%         1,660,765       1.7%
Unilever United States, Inc.          1           500,004       1.9%         1,475,012       1.5%
Kirk Paper Corp.                      1           315,705       1.2%         1,412,712       1.4%
Allegiance Healthcare Corp.           1           361,690       1.4%         1,294,127       1.3%
Kraft Foods, Inc.                     1           351,788       1.3%         1,278,262       1.3%
IMI Cornelius, Inc.                   2           311,444       1.2%         1,276,920       1.3%
Technicolor Videocassette, Inc.       1           310,736       1.2%         1,132,585       1.1%
Chrysler Corporation                  1           317,952       1.2%         1,111,572       1.1%
L. D. Brinkman & Co., Inc.            1           367,744       1.4%         1,055,676       1.1%
Dynamic Cooking Systems               1           165,000       0.6%           975,996       1.0%
Moog Automotive, Inc.                 1           209,682       0.8%           966,215       1.0%
International Business Machines       1           150,000       0.6%           937,500       0.9%
                                  ---------   -----------   ----------   -------------   ----------
Total                                 21        6,862,995       26.0%    $  23,881,418       24.0%
                                  ---------   -----------   ----------   -------------   ----------
                                  ---------   -----------   ----------   -------------   ----------



(1)  Represents annualized base rent from leases in effect as of June 30, 1998.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 7 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                                 Investment Summary
                       For the Six Months Ended June 30, 1998




                                                                                              THREE MONTHS ENDED
                                                               ------------------   ------------------------------------------
                                                                  YEAR-TO-DATE         JUNE 30, 1998         MARCH 31, 1998
                                                               ------------------   ------------------------------------------
PROPERTY ACQUISITIONS:
  Rentable Square Feet                                                  2,358,139             1,585,215                772,924
  Total Investment Cost (1)                                    $      100,812,459   $        56,729,279   $         44,083,180
  Number of Property Acquisitions                                              22                    14                      8

COMPLETED DEVELOPMENTS:
  Rentable Square Feet                                                    802,815               802,815                      -
  Total Investment Cost (1)                                    $       29,227,569   $        29,227,569   $                  -
  Number of Completed Developments                                              3                     3                      -

LAND ACQUISITIONS:
  Acres                                                                       172                   116                     56
  Total Investment Cost (1)                                    $       21,847,364   $        10,849,747   $         10,997,617
  Number of Land Acquisitions                                                   9                     4                      5

PROPERTY DIVESTITURES:
  Rentable Square Feet                                                    752,968               571,904                181,064
  Sales Price                                                  $       18,640,297   $        16,760,297   $          1,880,000
  Number of Property Divestitures                                               5                     4                      1

PROPERTIES UNDER DEVELOPMENT (AS OF THE END OF THE QUARTER):
  Rentable Square Feet                                               N/A                      4,446,949              3,781,614
  Estimated Development Cost (2)                                     N/A            $       171,409,000   $        129,481,211
  Number of Properties Under Development                             N/A                             11                     10

MERIDIAN REFRIGERATED, INC.
  Acquisitions                                                 $       50,816,000   $        29,741,000   $         21,075,000
  Cubic Feet                                                           16,400,000             9,200,000              7,200,000
  Square Feet                                                             631,924               332,924                299,000


(1) Total investment cost includes all costs incurred to date for the property acquisitions, completed developments and land acquisitions.
(2) Estimated development cost includes all estimated costs to complete development.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 8 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                       Property Acquisitions and Divestitures
                      For the Three Months Ended June 30, 1998



                                                  RENTABLE                          INVESTMENT
PROPERTY NAME                         MARKET     SQUARE FEET   ACQUISITION DATE       COST (1)
---------------------------------  -----------   -----------   ----------------   --------------
PROPERTY ACQUISITIONS:
5141 East Santa Ana Street         LA Basin          317,952        4/2/98        $   12,462,399
2300 Principal Row                 Orlando           120,000        4/7/98             5,151,325
7050 Alan Schwartzwalder Street    Columbus           84,250        4/21/98            2,844,373
2800 Technology                    Dallas            155,543        5/1/98             5,706,604
3000 Technology                    Dallas             83,840        5/1/98             5,363,510
2901 Summit                        Dallas             67,200        5/1/98             4,158,992
3001 Summit                        Dallas             67,200        5/1/98             4,158,990
15450 East Salt Lake Avenue        LA Basin          115,136        5/6/98             4,478,365
3900 New Getwell Road              Memphis           251,685        5/7/98             3,254,275
2893 Shortside Lane                Memphis            28,380        5/7/98               482,202
2870 Cargo Circle                  Memphis            58,560        5/7/98               979,169
3634 Contract Drive                Memphis           118,320        5/7/98             1,996,869
3558 Lamar Avenue                  Memphis            10,185        5/7/98               197,782
25 Otis Street                     Boston            106,964        6/23/98            5,494,424
                                                 -----------                      --------------
14- PROPERTY ACQUISITIONS                          1,585,215                      $   56,729,279
                                                 -----------                      --------------
                                                 -----------                      --------------


                                                  RENTABLE
PROPERTY NAME                        MARKET      SQUARE FEET   DISPOSITION DATE     SALES PRICE
---------------------------------  -----------   -----------   ----------------   --------------
PROPERTY DIVESTITURES:
San Carlos Industrial              SF Bay Area       134,352        5/1/98        $   10,200,000
Hennessey Warehouse (2)            Nashville          96,000        5/7/98
1550 Heil Quaker (2)               Nashville         238,900        5/7/98         }   6,560,297
1600 Corporate Place (2)           Nashville         102,652        5/7/98
                                                 -----------                      --------------
4- PROPERTY DIVESTITURES                             571,904                      $   16,760,297
                                                 -----------                      --------------
                                                 -----------                      --------------


(1) Investment cost includes all costs incurred to date for the property acquisition.
(2)  Properties were divested as a portfolio.

                                                       MERIDIAN INDUSTRIAL TRUST
                                     PAGE 9 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                               COMPLETED DEVELOPMENTS
                      FOR THE THREE MONTHS ENDED JUNE 30, 1998



                                                 RENTABLE       DATE OF        INVESTMENT
PROPERTY NAME                    MARKET        SQUARE FEET   STABILIZATION      COST (1)
--------------------------  ----------------   ------------  -------------   -------------
Enterprise Building B       Dallas                 124,798      6/6/98       $   4,434,990
Enterprise Building C       Dallas                 178,013      6/8/98           5,593,882
Gateway One                 SF Bay Area            500,004      6/30/98         19,198,697
                                               ------------                  -------------
3- COMPLETED DEVELOPMENTS                          802,815                   $  29,227,569
                                               ------------                  -------------
                                               ------------                  -------------


(1) Investment cost includes all costs incurred to date for the completed development.

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 10 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                                 Land Acquisitions
                      For the Three Months Ended June 30, 1998



                                          APPROX. RENTABLE                       INVESTMENT
MARKET                            ACRES     SQUARE FEET      ACQUISITION DATE      COST (1)
-------------------------------   -----   ----------------   ----------------   ------------
Chicago                            47.0            922,000       5/1/98         $  4,290,123
Orlando                             4.3             67,500       6/16/98             494,894
Orlando                             4.4             67,500       6/16/98             499,246
Orlando                            60.7            883,000       6/25/98           5,565,484
                                  -----   ----------------                      ------------
4- LAND ACQUISITIONS              116.4          1,940,000                      $ 10,849,747
                                  -----   ----------------                      ------------
                                  -----   ----------------                      ------------


                                              LAND INVENTORY
                                           AS OF JUNE 30, 1998


                                                          APPROX. RENTABLE
                                     MARKET      ACRES       SQUARE FEET
                                  ------------   -----   -----------------
                                  Chicago         47.0             922,000
                                  Dallas (2)      60.7           1,159,000
                                  Detroit (3)    102.1           1,250,000
                                  LA Basin (4)   111.0           2,162,000
                                  Orlando         69.4           1,018,000
                                                 -----   -----------------
                                  Total          390.2           6,511,000
                                                 -----   -----------------
                                                 -----   -----------------




(1) Investment cost includes all costs incurred to date for the land acquisition.
(2) Includes 17.7 acres which have been acquired and a purchase option for 43.0 acres.
(3)  A Purchase and Sale Agreement for this land parcel has been executed.
(4) Includes 65.7 acres which have been acquired and a purchase option for 45.3 acres.

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 11 OF 14       SUPPLEMENTAL INFORMATION

                            MERIDIAN INDUSTRIAL TRUST
                          Properties Under Development
                               As of June 30, 1998



                                                                           ESTIMATED        ESTIMATED         ESTIMATED
                                                              RENTABLE      DATE OF          DATE OF         DEVELOPMENT
PROPERTY NAME                                   MARKET       SQUARE FEET   COMPLETION   STABILIZATION (1)      COST (2)
----------------------------------------   ---------------   -----------   ----------   -----------------   -------------
2100 Consulate Drive                       Orlando                75,000      1/98            11/98          $   3,916,000
Lebanon Pike Circle                        Nashville             178,630      7/98             9/98              7,282,000
Frankford Trade Center                     Dallas                709,920      7/98             7/99             20,560,000
Kraft Foods, Inc.                          Columbus              510,408      7/98             7/98             17,864,000
Carrowinds Boulevard (Leiner Healthcare)   Charlotte             558,900      7/98             8/98             21,577,000
Kraft Foods, Inc.                          New Jersey/I-95       528,670      8/98             8/98             18,503,000
Kraft Foods, Inc.                          New Jersey/I-95       265,000      8/98             8/98             20,529,000
Meridian Distribution Center               LA Basin              606,753      9/98             9/98             19,626,000
2225 Cedars Road                           Atlanta               249,600      9/98             9/99              6,872,000
Kraft Foods, Inc.                          Columbus              163,270     11/98            11/98             12,640,000
Lever Atlanta                              Atlanta               600,798     12/98            12/98             22,040,000
                                                             ------------                                   --------------
11- PROPERTIES UNDER DEVELOPMENT                               4,446,949                                    $  171,409,000
                                                             ------------                                   --------------
                                                             ------------                                   --------------



(1) Represents the Company's estimate of the date that the property will reach stabilization. Properties are considered stabilized for financial reporting purposes upon the earlier of substantial lease-up or one year from shell completion. However, there can be no assurance that these properties will reach stabilization by the date shown.
(2) Estimated development cost includes all estimated costs to complete development.

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 12 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                                 Capital Structure
                                As of June 30, 1998



                                                                                                       AGGREGATE
                                                                                                       PRINCIPAL
                                                                                                     OUTSTANDING AT
                 DEBT                                                                                JUNE 30, 1998
                                                                                                    ----------------
Unsecured Notes  7.25% due November 20, 2007                                                        $    135,000,000
Unsecured Notes  7.30% due November 20, 2009                                                              25,000,000
                                                                                                    ----------------
  Total Unsecured Notes                                                                                  160,000,000
Add:  Unamortized Debt Premium                                                                               104,578
                                                                                                    ----------------
  Total Unsecured Notes Including Debt Premium                                                           160,104,578
                                                                                                    ----------------

Mortgage Loans (including unamortized debt premium of $11,937)                                            97,674,512
Unsecured Credit Facility                                                                                145,800,000
                                                                                                    ----------------
  Total Debt                                                                                        $    403,579,090
                                                                                                    ----------------
                                                                                                    ----------------


                                                          SHARES        CONVERSION   COMMON STOCK       MARKET VALUE
                      EQUITY                          OUTSTANDING (1)      RATIO     EQUIVALENTS         EQUIVALENTS
---------------------------------------------------   ---------------   ----------   ------------   ----------------
Series B Convertible Preferred Stock (2)                    1,623,376      1 : 1        1,623,376   $     37,337,648
Series D Redeemable Preferred Stock (3)                     2,000,000       N/A         N/A               50,000,000
Limited Partnership Units (2)                                              1 : 1          453,375         10,427,625
                                                              453,375
Common Stock (2)                                           30,799,933       N/A        30,799,933        708,398,459
                                                      ----------------                              ----------------
Total Shares and Equity Capitalization                     34,876,684                               $    806,163,732
                                                      ----------------                              ----------------
                                                      ----------------                              ----------------
Total Market Capitalization                                                                         $  1,209,742,822
                                                                                                    ----------------
                                                                                                    ----------------



(1) The number of common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock and limited partnership units had been converted to Common Stock, which is consistent with the methodology used in prior periods.
(2)  Value based on the June 30, 1998 Common Stock closing price of $23.00.
(3)  Based on the liquidation value of $25.00 per share.

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 13 OF 14       SUPPLEMENTAL INFORMATION

                             MERIDIAN INDUSTRIAL TRUST
                                    Debt Summary
                                As of June 30, 1998



                           PRINCIPAL MATURITIES
                            OF UNSECURED NOTES
  DEBT MATURITY SCHEDULE    AND MORTGAGE LOANS    UNSECURED CREDIT FACILITY
  ----------------------   --------------------   -------------------------
           1998            $         10,463,194   Facility Capacity               $     250,000,000
           1999                         375,134   Outstanding Balance @ 6/30/98         145,800,000
                                                                                  ------------------
           2000                         405,226   Remaining Capacity              $     104,200,000
                                                                                  ------------------
                                                                                  ------------------
           2001                         437,753
           2002                         472,890
           2003                         510,869
           2004                         551,914
           2005                      66,690,518
           2006                       6,810,389
           2007                     135,466,593
           2008                         505,120
        Thereafter                   34,972,975
                           ---------------------
          Total             $       257,662,575
                           ---------------------
                           ---------------------


                              % OF TOTAL      WEIGHTED         WEIGHTED
DEBT ANALYSIS                   DEBT        AVERAGE RATE   AVERAGE MATURITY
-------------                 ----------    ------------   ----------------
  Unsecured - Fixed Rate            39.7%       7.26%          10.2 Yrs
  Unsecured - Variable Rate         36.1%       6.99%           1.7 Yrs
  Secured - Fixed Rate              24.2%       8.66%           7.3 Yrs

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 14 OF 14       SUPPLEMENTAL INFORMATION